FEBRUARY 1, 2003

Prospectus

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
Institutional Class


Growth Equity Fund                     Mid-Cap Value Index Fund
Growth & Income Fund                   Mid-Cap Blend Index Fund
International Equity Fund              Small-Cap Growth Index Fund
Large-Cap Value Fund                   Small-Cap Value Index Fund
Mid-Cap Growth Fund                    Small-Cap Blend Index Fund
Mid-Cap Value Fund                     International Equity Index Fund
Small-Cap Equity Fund                  Real Estate Securities Fund
Large-Cap Growth Index Fund            Social Choice Equity Fund
Large-Cap Value Index Fund             Bond Fund
Equity Index Fund                      Inflation-Linked Bond Fund
S&P 500 Index Fund                     Money Market Fund
Mid-Cap Growth Index Fund

The TIAA-CREF Institutional Mutual Funds consists of twenty-three investment portfolios, or "Funds," and currently offers three classes of shares: Retirement Class, Institutional Class and Retail Class shares. This prospectus describes the Institutional Class shares.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SUMMARY INFORMATION .........................................................  5
   OVERVIEW OF THE FUNDS ....................................................  5
   GENERAL INFORMATION ABOUT THE FUNDS ......................................  6
   THE EQUITY FUNDS .........................................................  6
      Risks of Investing in the Equity Funds ................................  6
   ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R) .....  8
      Dual Investment Management Strategy(R) ................................  8
      Growth Equity Fund ....................................................  8
      Growth & Income Fund ..................................................  9
      International Equity Fund ............................................. 10
      Large-Cap Value Fund .................................................. 11
      Mid-Cap Growth Fund ................................................... 12
      Mid-Cap Value Fund .................................................... 13
   ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY ........... 14
      Quantitative Management Strategy ...................................... 14
      Small-Cap Equity Fund ................................................. 14
   EQUITY INDEX FUNDS ....................................................... 15
      Large-Cap Growth Index Fund ........................................... 16
      Large-Cap Value Index Fund ............................................ 16
      Equity Index Fund ..................................................... 17
      S&P 500 Index Fund .................................................... 17
      Mid-Cap Growth Index Fund ............................................. 17
      Mid-Cap Value Index Fund .............................................. 18
      Mid-Cap Blend Index Fund .............................................. 18
      Small-Cap Growth Index Fund ........................................... 18
      Small-Cap Value Index Fund ............................................ 19
      Small-Cap Blend Index Fund ............................................ 19
      International Equity Index Fund ....................................... 20
   SPECIALTY EQUITY FUND .................................................... 20
      Social Choice Equity Fund ............................................. 20
   REAL ESTATE SECURITIES FUND .............................................. 22
      Risks of Investing in the Real Estate Securities Fund ................. 22
      Real Estate Securities Fund ........................................... 23
   FIXED-INCOME FUNDS ....................................................... 24
      Risks of Investing in the Fixed-Income Funds .......................... 24
      Bond Fund ............................................................. 25
      Inflation-Linked Bond Fund ............................................ 27


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   MONEY MARKET FUND ........................................................ 28
      Money Market Fund ..................................................... 28
   PAST PERFORMANCE ......................................................... 29
   FEES AND EXPENSES ........................................................ 33
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ................................. 36
   INVESTMENT MANAGEMENT STYLES ............................................. 36
   MORE ABOUT BENCHMARK AND OTHER INDICES ................................... 36
      Active Equity Funds Using the Dual Investment Management Strategy ..... 36
      Growth Equity Fund .................................................... 36
      Growth & Income Fund .................................................. 37
      International Equity Fund ............................................. 37
      Large-Cap Value Fund .................................................. 37
      Mid-Cap Growth Fund ................................................... 38
      Mid-Cap Value Fund .................................................... 38
      Active Equity Funds Using the Quantitative Management Strategy ........ 38
      Small-Cap Equity Fund ................................................. 38
      Equity Index Funds .................................................... 39
      Large-Cap Growth Index Fund ........................................... 39
      Large-Cap Value Index Fund ............................................ 39
      Equity Index Fund ..................................................... 39
      S&P 500 Index Fund .................................................... 40
      Mid-Cap Growth Index Fund ............................................. 40
      Mid-Cap Value Index Fund .............................................. 40
      Mid-Cap Blend Index Fund .............................................. 40
      Small-Cap Growth Index Fund ........................................... 41
      Small-Cap Value Index Fund ............................................ 41
      Small-Cap Blend Index Fund ............................................ 41
      International Equity Index Fund ....................................... 41
      Specialty Equity Fund ................................................. 42
      Social Choice Equity Fund ............................................. 42
      The Real Estate Securities Fund ....................................... 42
      Real Estate Securities Fund ........................................... 42
      The Fixed-Income Funds ................................................ 43
      Bond Fund ............................................................. 43
      Inflation-Linked Bond Fund ............................................ 43
   ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS .................... 43
   ADDITIONAL INVESTMENT STRATEGIES FOR THE REAL ESTATE SECURITIES FUND ..... 43
   ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED-INCOME FUNDS .............. 44
   ADDITIONAL INFORMATION AND INVESTMENT STRATEGIES FOR
     THE MONEY MARKET FUND .................................................. 44
      Money Market Fund ..................................................... 44


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SHARE CLASSES ............................................................... 45
MANAGEMENT OF THE FUNDS ..................................................... 45
   THE FUNDS' INVESTMENT ADVISER ............................................ 45
   OTHER SERVICES ........................................................... 46
CALCULATING SHARE PRICE ..................................................... 47
DIVIDENDS AND DISTRIBUTIONS ................................................. 47
TAXES ....................................................................... 49
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING INSTITUTIONAL CLASS SHARES ...... 51
      How to Purchase Shares ................................................ 51
      How to Redeem Shares .................................................. 52
      How to Exchange Shares ................................................ 53
      Other Investor Information ............................................ 54
ELECTRONIC PROSPECTUSES ..................................................... 55
GLOSSARY .................................................................... 55
FINANCIAL HIGHLIGHTS ........................................................ 55

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SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

The twenty-three Funds offered by the Institutional Class of the TIAA-CREF Institutional Mutual Funds are divided into four general types:

o Nineteen EQUITY FUNDS that invest primarily in equity securities. The Equity Funds consist of four subcategories of Equity Funds reflecting different investment management techniques. They are:

      o  ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY:

            Growth Equity Fund
            Growth & Income Fund
            International Equity Fund
            Large-Cap Value Fund
            Mid-Cap Growth Fund
            Mid-Cap Value Fund

      o  ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

            Small-Cap Equity Fund

      o  EQUITY INDEX FUNDS:

            Large-Cap Growth Index Fund
            Large-Cap Value Index Fund
            Equity Index Fund
            S&P 500 Index Fund
            Mid-Cap Growth Index Fund
            Mid-Cap Value Index Fund
            Mid-Cap Blend Index Fund
            Small-Cap Growth Index Fund
            Small-Cap Value Index Fund
            Small-Cap Blend Index Fund
            International Equity Index Fund

      o  SPECIALTY EQUITY FUND:

            Social Choice Equity Fund

o The REAL ESTATE SECURITIES FUND that invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

o  Two FIXED-INCOME FUNDS that invest primarily in fixed-income securities:

            Bond Fund
            Inflation-Linked Bond Fund

o The MONEY MARKET FUND that invests primarily in high-quality, short-term money market instruments.

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GENERAL INFORMATION ABOUT THE FUNDS

TIAA-CREF Institutional Mutual Funds offers twenty-three Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the "Board of Trustees") without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.

The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each Fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

THE EQUITY FUNDS

TIAA-CREF Institutional Mutual Funds consists of nineteen Funds that invest primarily in equity securities. There are four subcategories of Equity Funds:
Active Equity Funds using the Dual Investment Management Strategy, Active Equity Funds using the Quantitative Management Strategy, Equity Index Funds and Specialty Equity Funds.

RISKS OF INVESTING IN THE EQUITY FUNDS

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. An investment in an Equity Fund will be subject to the following principal investment risks described below:

o MARKET RISK--The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore such trends often vary from country to country and region to region.

o COMPANY RISK (often called FINANCIAL RISK)--The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time. Therefore, the value of an investment in those Funds that hold equity securities may increase or decrease.

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The Funds that make foreign investments are subject to:

o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

   The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

o STYLE RISK--Funds that use either a GROWTH INVESTING or a VALUE INVESTING style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. STYLE RISK, therefore, is the risk that a Fund's GROWTH INVESTING or VALUE INVESTING style falls out of favor with investors for a period of time.

The Equity Index Funds are subject to:

o INDEX RISK. This is the risk that a Fund's performance will not match its index for any period of time. Although each Equity Index Fund attempts to closely track the investment performance of its respective index, an Equity Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Equity Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

In addition to the principal investment risks set forth above, special risks associated with a particular Active Equity Fund using the Dual Investment Management Strategy(R) are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

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NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND
INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.


ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Dual Investment Management Strategy(R) seeks to achieve higher returns over each Fund's benchmark index, while attempting to maintain a risk profile for each Fund similar to its benchmark index.

Each Fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each Fund's benchmark.

The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

o Certain team members focus on active stock selection within the Fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio based on the Fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the differences between the Fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-weighting certain stocks relative to the index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth and Mid-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The

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active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund's benchmark index.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the Standard & Poor's 500 ("S&P 500") Index. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

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SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund's benchmark index.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund's sector and country exposure against the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

The Fund looks for companies of all sizes with:

o  sustainable earnings growth

o  focused management with successful track records

o  unique and easy-to-understand franchises (brands)

o stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects

o  consistent generation of free cash flow

Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known compa-

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nies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of with holding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund's benchmark index.

LARGE-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the Fund's benchmark index (the Russell 1000 Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o  analyses of previous historical valuations of the same security;

o  valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o  free cash flow generated by the company.

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The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Growth Index), that present the opportunity for growth.

The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and those that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or special situations.

We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. The Fund also is subject to substantial style risk in that growth

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investing may fall out of favor with investors. In addition, stocks of medium-sized companies entail greater risk and are usually more volatile than the shares of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. The stocks of "growth" oriented companies can be volatile for similar reasons. Because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o  analyses of previous historical valuations of the same security;

o  valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o  free cash flow generated by the company.

We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth.

The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Equity securities that we believe undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced)

                                                                            |13|
when acquired. In addition, equity securities of medium-sized companies entail greater risk and are usually more volatile than those of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund's benchmark index.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:

o  the valuation of the individual stock versus the market or its peers;

o  future earnings and sustainable growth prospects; and

o  the price and volume trends of the stock

The score, combined with additional inputs listed below, are used to form the portfolio.

o  weightings of the stock, and its corresponding sector, in the benchmark;

o  correlations between the performance of the stocks in the universe; and

o  trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the Fund's stated benchmark index, while also managing the relative risk of the Fund versus its benchmark.

SMALL-CAP EQUITY FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The Fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the Fund versus its benchmark.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small

|14|
company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

EQUITY INDEX FUNDS

Each of the Equity Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly traded stocks, as represented by a broad stock market index. The Equity Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. These Funds do NOT use either the Dual Investment Management Strategy(R) or the Quantitative Management Strategy. Each of these Funds is described below.

PRINCIPAL INVESTMENT STRATEGY: Each Equity Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund invests substantially all of its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund's ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Equity Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

SPECIAL INVESTMENT RISKS: Each Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Equity Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

WHO MAY WANT TO INVEST: Each of the Equity Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

The index for each Equity Index Fund is shown in the table below. These indices are described in detail below in "More About Benchmark and Other Indices".

EQUITY INDEX FUND                      INDEX
---------------------------            -------------------------
Large-Cap Growth Index Fund            Russell 1000 Growth Index

Large-Cap Value Index Fund             Russell 1000 Value Index

                                                                            |15|

EQUITY INDEX FUND                      INDEX
---------------------------            -------------------------
Equity Index Fund                      Russell 3000 Index

S&P 500 Index Fund                     S&P 500 Index

Mid-Cap Growth Index Fund              Russell Midcap Growth Index

Mid-Cap Value Index Fund               Russell Midcap Value Index

Mid-Cap Blend Index Fund               Russell Midcap Index

Small-Cap Growth Index Fund            Russell 2000 Growth Index

Small-Cap Value Index Fund             Russell 2000 Value Index

Small-Cap Blend Index Fund             Russell 2000 Index

International Equity Index Fund        MSCI EAFE Index


LARGE-CAP GROWTH INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

FUND BENCHMARK: RUSSELL 1000 GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Growth Index Fund is subject to style risk in that growth investing may fall out of favor with investors. The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

LARGE-CAP VALUE INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

FUND BENCHMARK: RUSSELL 1000 VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

|16|

EQUITY INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

FUND BENCHMARK: RUSSELL 3000 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

FUND BENCHMARK: S&P 500 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole or not at all. Similarly, larger companies offer fewer opportunities to identify securities that the market undervalues or misprices. Also, larger companies have a greater tendency than smaller ones to fall out of favor with the investing public for reasons unrelated to their business or economic fundamentals.

MID-CAP GROWTH INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

FUND BENCHMARK: RUSSELL MIDCAP GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Growth Index Fund is subject to style risk in that growth investing may fall out of favor with investors. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies. The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

                                                                            |17|

MID-CAP VALUE INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

FUND BENCHMARK: RUSSELL MIDCAP VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

MID-CAP BLEND INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

FUND BENCHMARK: RUSSELL MIDCAP INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk. Equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

SMALL-CAP GROWTH INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

FUND BENCHMARK: RUSSELL 2000 GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk in that growth investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the

|18|

Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

SMALL-CAP VALUE INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

FUND BENCHMARK: RUSSELL 2000 VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk and to style risk in that value investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

SMALL-CAP BLEND INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

FUND BENCHMARK: RUSSELL 2000 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risk in that it is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in

                                                                            |19|
the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

INTERNATIONAL EQUITY INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

FUND BENCHMARK: MSCI EAFE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

SPECIALTY EQUITY FUND

TIAA-CREF Institutional Mutual Funds consists of the following Specialty Equity
Fund: the Social Choice Equity Fund.

SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

|20|

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"),(1) which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria. In this way, the Fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.

Companies that are currently excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

o  Companies that derive any revenues from gambling;

o Companies that derive significant revenues from the production of military weapons; and

o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

----------
(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF ) INCLUDED THEREIN.

KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

                                                                            |21|

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2003, the BMSI comprised approximately 2,380 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its total assets in foreign investments.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, moderate index risk and moderate foreign investment risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.

REAL ESTATE SECURITIES FUND

RISKS OF INVESTING IN THE REAL ESTATE SECURITIES FUND

An investment in the Real Estate Securities Fund will be subject to the following principal investment risks described below:

o MARKET RISK--An investment in the Real Estate Securities Fund will be subject to MARKET RISK, which is described above on page 6.

o COMPANY RISK (often called FINANCIAL RISK)--An investment in the Real Estate Securities Fund will be subject to COMPANY RISK, which is described above on page 6.

To the extent that the Real Estate Securities Fund invests in fixed-income securities, an investment in the Real Estate Securities Fund will be subject to the principal investment risks associated with the Fixed-Income Funds (namely, INCOME VOLATILITY, CREDIT RISK, INTEREST RATE RISK and PREPAYMENT RISK AND EXTENSION RISK ), which are described below on pages 24 and 25.

In addition to the principal investment risks set forth above, special risks associated with the Real Estate Securities Fund are discussed in the following Fund summary. The use of a particular benchmark index by the Real Estate Securities Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

|22|

REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below).

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Wilshire Real Estate Securities Index.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk, income risk, substantial market risk and very substantial company risk. It is also subject to risks arising from the fact that, unlike the other Funds, it is not a diversified investment company. As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the


                                                                            |23|
appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

FIXED-INCOME FUNDS

TIAA-CREF Institutional Funds consists of two Funds that invest primarily in fixed income securities: the Bond Fund and the Inflation-Linked Bond Fund.

RISKS OF INVESTING IN THE FIXED-INCOME FUNDS

An investment in a Fixed-Income Fund will be subject to the following principal investment risks described below:

o INCOME VOLATILITY--INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of INCOME VOLATILITY is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

o CREDIT RISK (a type of COMPANY RISK)--The risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. CREDIT RISK relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

|24|

o INTEREST RATE RISK (a type of MARKET RISK)--The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.

o PREPAYMENT RISK AND EXTENSION RISK--PREPAYMENT RISK AND EXTENSION RISK are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (PREPAYMENT RISK ) or lengthen (EXTENSION RISK ). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

BOND FUND

INVESTMENT OBJECTIVE: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We don't rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers Aggregate Bond Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain a duration that is similar to the Lehman Brothers Aggregate Bond Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2002, the duration of the Lehman Brothers Aggregate Bond Index was 3.79 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

                                                                            |25|

The Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The Fund may use an investment strategy called "mortgage rolls" (also referred to as "dollar rolls"), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Teachers Advisors, Inc. ("Advisors"), the Fund's investment advisor, to predict correctly mortgage prepayments and interest rates.

The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. The duration-neutral relative value trading strategy is designed to enhance the Fund's returns but increases the Fund's portfolio turnover rate.

SPECIAL INVESTMENT RISKS: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the Fund's mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their

|26|
prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

Also, the Fund may experience high portfolio turnover, which can have a negative impact on the Fund's performance.

WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

INFLATION-LINKED BOND FUND

INVESTMENT OBJECTIVE: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in inflation-indexed bonds--fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities ("TIIS"). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (I.E., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers ("CPI-U"). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be "stripped" or sold separately. The Fund can buy or sell either component.

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund's investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

The Fund is managed to maintain a duration that is similar to its benchmark index, the Salomon Smith Barney Inflation-Linked Bond Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2002, the duration of the Salomon Smith Barney Inflation-Linked Bond Index was 9.48 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates

                                                                            |27|
should be similar between the Fund and the index. Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of domestic inflation-indexed bonds.

The Fund also may invest in other fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade. The benchmark index for the Fund is the Salomon Smith Barney Inflation-Linked Bond Index.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in "Taxes." As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest "real" rate of return (I.E., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a "value preservation" option.

MONEY MARKET FUND

TIAA-CREF Institutional Mutual Funds consists of one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the iMoneyNet Money Fund Report Average--All Taxable.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is CURRENT INCOME RISK--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to MARKET RISK and COMPANY RISK, which are described above on page 6, and INCOME VOLATILITY, INTEREST RATE RISK and PREPAYMENT RISK AND EXTENSION RISK, which are described above on pages 24-25. The use of the Money Market Fund's benchmark index by a Fund is not a fundamental policy and can be changed. No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

|28|
government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

The bar charts and performance table help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts present information for the Institutional Class shares of the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond Fund and the Money Market Fund only, because the other Funds comprising the TIAA-CREF Institutional Mutual Funds were formed in 2002 and thus do not have annual returns for at least one calendar year. The bar charts show each Fund's performance, before taxes, in 2000, 2001 and 2002, and below each chart we note each Fund's best and worst returns for a calendar quarter since 2000. The performance table following the charts shows each Fund's returns (before and after taxes) over the 2002 calendar year and since inception for the Institutional Class shares, and how those returns compare to those of broad-based securities market indexes. The performance returns included in the bar charts and performance table for the periods shown below reflect an agreement by Advisors, no longer in effect, to:
(1) waive a portion of the investment management fees payable to Advisors for services it provided to the funds under the investment management agreement, and
(2) reimburse the funds so that "other expenses", which do not include investment management fee expenses, do not exceed, annually, a certain percentage of each fund's average daily net assets. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

GROWTH EQUITY FUND

         [The table below represents a bar graph in the printed report.]

                        2000                    -20.34%
                        2001                    -22.88%
                        2002                    -29.91%

Best quarter: 15.69%, for the quarter ended December 31, 2001. Worst quarter:
-22.50%, for the quarter ended March 31, 2001. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 7.32%.

GROWTH & INCOME FUND

         [The table below represents a bar graph in the printed report.]

                        2000                    -7.94%
                        2001                    -12.79%
                        2002                    -24.01%

Best quarter: 10.79%, for the quarter ended December 31, 2001. Worst quarter:
-16.46%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 7.26%.

                                                                            |29|

INTERNATIONAL EQUITY FUND

         [The table below represents a bar graph in the printed report.]

                        2000                    -19.14%
                        2001                    -23.07%
                        2002                    -14.77%

Best quarter: 7.21%, for the quarter ended December 31, 2001. Worst quarter:
-19.39%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 6.59%.

EQUITY INDEX FUND

         [The table below represents a bar graph in the printed report.]

                        2000                    -7.74%
                        2001                    -11.40%
                        2002                    -21.62%

Best quarter: 11.57%, for the quarter ended December 31, 2001. Worst quarter:
-17.24%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 8.02%.

SOCIAL CHOICE EQUITY FUND

         [The table below represents a bar graph in the printed report.]

                        2000                    -6.64%
                        2001                    -12.54%
                        2002                    -20.72%

Best quarter: 10.23%, for the quarter ended December 31, 2001. Worst quarter:
-16.32%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 8.34%.

BOND FUND

         [The table below represents a bar graph in the printed report.]

                        2000                     11.71%
                        2001                       8.20%
                        2002                     10.65%

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter:
-0.37%, for the quarter ended December 31, 2001. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 1.59%.

|30|

MONEY MARKET FUND

         [The table below represents a bar graph in the printed report.]

                        2000                      6.45%
                        2001                      4.09%
                        2002                      1.68%

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter:
0.40%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 0.40%.


                                                                            |31|

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(BEFORE AND AFTER TAXES)

                                                   ONE YEAR      SINCE INCEPTION
                                        (JANUARY 1, 2002 TO     (JULY 1, 1999 TO
                                         DECEMBER 31, 2002)   DECEMBER 31, 2002)
--------------------------------------------------------------------------------
GROWTH EQUITY FUND
Return Before Taxes                                 -29.91%             -17.40%
Return After Taxes on Distributions                 -30.45%             -17.77%
Return After Taxes on Distributions
  and Sale of Fund Shares                           -18.37%             -13.20%
Russell 1000 Growth Index                           -27.89%             -16.29%
Russell 3000 Growth Index                           -28.04%             -15.99%
GROWTH & INCOME FUND
Return Before Taxes                                 -24.01%             -11.17%
Return After Taxes on Distributions                 -24.37%             -11.64%
Return After Taxes on Distributions
  and Sale of Fund Shares                           -14.73%              -8.77%
S&P 500 Index                                       -22.10%             -10.72%
INTERNATIONAL EQUITY FUND
Return Before Taxes                                 -14.77%              -6.64%
Return After Taxes on Distributions                 -15.23%              -7.29%
Return After Taxes on Distributions
  and Sale of Fund Shares                            -8.99%              -5.34%
MSCI EAFE Index                                     -15.64%              -9.91%
EQUITY INDEX FUND
Return Before Taxes                                 -21.62%              -9.90%
Return After Taxes on Distributions                 -21.88%             -10.31%
Return After Taxes on Distributions
  and Sale of Fund Shares                           -13.24%              -7.82%
Russell 3000 Index                                  -21.54%              -9.75%
SOCIAL CHOICE EQUITY FUND
Return Before Taxes                                 -20.72%             -10.06%
Return After Taxes on Distributions                 -21.14%             -10.64%
Return After Taxes on Distributions
  and Sale of Fund Shares                           -12.73%              -8.04%
Russell 3000 Index                                  -21.54%              -9.75%
S&P 500 Index                                       -22.10%             -10.72%
BOND FUND
Return Before Taxes                                  10.65%               8.83%
Return After Taxes on Distributions                   8.29%               6.02%
Return After Taxes on Distributions
  and Sale of Fund Shares                             6.52%               5.67%
Lehman Brothers Aggregate Bond Index                 10.26%               8.75%

|32|

                                                   ONE YEAR      SINCE INCEPTION
                                        (JANUARY 1, 2002 TO     (JULY 1, 1999 TO
                                         DECEMBER 31, 2002)   DECEMBER 31, 2002)
--------------------------------------------------------------------------------
MONEY MARKET FUND
Return Before Taxes                                   1.68%               4.25%
iMoneyNet Money Fund Report Average - All Taxable     1.28%               3.78%
.................................................................................

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The benchmark indices reflect no deductions for fees, expenses or taxes.

On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index Fund. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.

On October 1, 2002, the Growth Equity Fund's benchmark was changed to the Russell 1000 Growth Index. Prior to that date, the benchmark index for the Growth Equity Fund was the Russell 3000 Growth Index. Because the Growth Equity Fund generally invests in large-cap growth securities, the Growth Equity Fund believes it is more appropriate to use the Russell 1000(R) Growth Index, as opposed to the Russell 3000(R) Growth Index, as its benchmark index.

For the Money Market Fund's most current 7-day yield, please call us at 800 897-9069.

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

SHAREHOLDER FEES (DEDUCTED DIRECTLY                            INSTITUTIONAL
FROM GROSS AMOUNT OF TRANSACTION)                                      CLASS
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (percentage of offering price)                                          0%
Maximum Deferred Sales Charge                                             0%
Maximum Sales Charge Imposed on Reinvested
  Dividends and Other Distributions                                       0%
Redemption Fee                                                            0%
Exchange Fee                                                              0%
Maximum Account Fee                                                       0%
.................................................................................

                                                                            |33|

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                           TOTAL
                                                                     ANNUAL FUND
                                      MANAGEMENT           OTHER       OPERATING
                                            FEES        EXPENSES        EXPENSES
--------------------------------------------------------------------------------
Growth Equity Fund                         0.08%           0.06%           0.14%
Growth & Income Fund                       0.08%           0.06%           0.14%
International Equity Fund                  0.09%           0.11%           0.20%
Large-Cap Value Fund                       0.08%           0.06%           0.14%
Mid-Cap Growth Fund                        0.08%           0.06%           0.14%
Mid-Cap Value Fund                         0.08%           0.06%           0.14%
Small-Cap Equity Fund                      0.08%           0.06%           0.14%
Large-Cap Growth Index Fund                0.04%           0.04%           0.08%
Large-Cap Value Index Fund                 0.04%           0.04%           0.08%
Equity Index Fund                          0.04%           0.04%           0.08%
S&P 500 Index Fund                         0.04%           0.04%           0.08%
Mid-Cap Growth Index Fund                  0.04%           0.04%           0.08%
Mid-Cap Value Index Fund                   0.04%           0.04%           0.08%
Mid-Cap Blend Index Fund                   0.04%           0.04%           0.08%
Small-Cap Growth Index Fund                0.04%           0.04%           0.08%
Small-Cap Value Index Fund                 0.04%           0.04%           0.08%
Small-Cap Blend Index Fund                 0.04%           0.04%           0.08%
International Equity Index Fund            0.04%           0.11%           0.15%
Social Choice Equity Fund                  0.04%           0.04%           0.08%
Real Estate Securities Fund                0.09%           0.06%           0.15%
Bond Fund                                  0.08%           0.06%           0.14%
Inflation-Linked Bond Fund                 0.09%           0.05%           0.14%
Money Market Fund                          0.04%           0.05%           0.09%
.................................................................................

|34|

EXAMPLE

The following example is intended to help you compare the cost of investing in Institutional Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Growth Equity Fund                      $14        $45        $ 79        $179
Growth & Income Fund                    $14        $45        $ 79        $179
International Equity Fund               $20        $64        $113        $255
Large-Cap Value Fund                    $14        $45         N/A         N/A
Mid-Cap Growth Fund                     $14        $45         N/A         N/A
Mid-Cap Value Fund                      $14        $45         N/A         N/A
Small-Cap Equity Fund                   $14        $45         N/A         N/A
Large-Cap Growth Index Fund             $ 8        $26         N/A         N/A
Large-Cap Value Index Fund              $ 8        $26         N/A         N/A
Equity Index Fund                       $ 8        $26        $ 45        $103
S&P 500 Index Fund                      $ 8        $26         N/A         N/A
Mid-Cap Growth Index Fund               $ 8        $26         N/A         N/A
Mid-Cap Value Index Fund                $ 8        $26         N/A         N/A
Mid-Cap Blend Index Fund                $ 8        $26         N/A         N/A
Small-Cap Growth Index Fund             $ 8        $26         N/A         N/A
Small-Cap Value Index Fund              $ 8        $26         N/A         N/A
Small-Cap Blend Index Fund              $ 8        $26         N/A         N/A
International Equity Index Fund         $15        $48         N/A         N/A
Social Choice Equity Fund               $ 8        $26        $ 45        $103
Real Estate Securities Fund             $15        $48         N/A         N/A
Bond Fund                               $14        $45        $ 79        $179
Inflation-Linked Bond Fund              $14        $45         N/A         N/A
Money Market Fund                       $ 9        $29        $ 51        $115
.................................................................................

                                                                            |35|

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (I.E., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

o Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

o Can be acquired for less than what one believes is the issuer's potential value; and

o  Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARK AND OTHER INDICES

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY

GROWTH EQUITY FUND

The benchmark index for the GROWTH EQUITY FUND is the Russell 1000 Growth Index. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $190 million to $280 billion, with a mean

|36|
market capitalization of $10.9 billion and a median market capitalization of $2.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.

GROWTH & INCOME FUND

The benchmark index for the GROWTH & INCOME FUND is the S&P 500 Index. The S&P 500 Index is a market capitalization-weighted index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.

INTERNATIONAL EQUITY FUND

The benchmark index for the INTERNATIONAL EQUITY FUND is the MSCI EAFE Index. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America--in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.

LARGE-CAP VALUE FUND

The benchmark for LARGE-CAP VALUE FUND is the Russell 1000 Value Index. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations

                                                                            |37|
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and growth rates, including sectors such as financial services and energy. As of
December 31, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $190 million to $237 billion, with a mean market capitalization of $8 billion and a median market capitalization of $2.6 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell 1000 Value Index benchmark.

MID-CAP GROWTH FUND

The benchmark for the MID-CAP GROWTH FUND is the Russell Midcap Growth Index. The Russell Midcap Growth Index is a subset of the Russell Midcap Index which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Growth Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell Midcap Growth Index benchmark.

MID-CAP VALUE FUND

The benchmark for the MID-CAP VALUE FUND is the Russell Midcap Value Index. The Russell Midcap Value Index is a subset of the Russell Midcap Index which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Value Index ranged from $190 million to $10.2 billion, with a mean market capitalization of $2.8 billion and a median market capitalization of $2.1 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell Midcap Value Index benchmark.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

SMALL-CAP EQUITY FUND

The benchmark for the SMALL-CAP EQUITY FUND is the Russell 2000 Index. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $400 million and a median market capitalization of $310 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.

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EQUITY INDEX FUNDS

The Equity Index Funds are not promoted, endorsed, sponsored or sold by or affiliated with the companies that maintain their respective index.

LARGE-CAP GROWTH INDEX FUND

The benchmark for the LARGE-CAP GROWTH INDEX FUND is the Russell 1000 Growth Index. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $190 million to $280 billion, with a mean market capitalization of $10.9 billion and a median market capitalization of $2.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.

LARGE-CAP VALUE INDEX FUND

The benchmark for the LARGE-CAP VALUE INDEX FUND is the Russell 1000 Value Index. The Russell 1000 Value Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index represents those Russell 1000 Index securities with lower relative forecasted growth rates and price/book ratios. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and higher growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $190 million to $237 billion, with a mean market capitalization of $8 billion and a median market capitalization of $2.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Value Index is not a mutual fund and you cannot invest directly in the index.

EQUITY INDEX FUND

The benchmark for the EQUITY INDEX FUND is the Russell 3000(R) Index. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2002, the market capitaliza- tion of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with a mean market capitalization of $3.4 billion and a median market capitalization of $550 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

                                                                            |39|
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S&P 500 INDEX FUND

The benchmark for the S&P 500 INDEX FUND is the S&P 500 Index. The S&P 500 Index is a market capitalization-weighted index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.

MID-CAP GROWTH INDEX FUND

The benchmark for the MID-CAP GROWTH INDEX FUND is the Russell Midcap Growth Index. The Russell Midcap Growth Index is a sub-set of the Russell Midcap Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities of the Russell 1000 Index. The Russell Midcap Growth Index has higher weightings in those 800 Russell Midcap securities with higher relative growth rates and price/book values. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Growth Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Midcap Growth Index is not a mutual fund and you cannot invest directly in the index.

MID-CAP VALUE INDEX FUND

The benchmark for the MID-CAP VALUE INDEX FUND is the Russell Midcap Value Index. The Russell Midcap Value Index is a sub-set of the Russell Midcap Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities of the Russell 1000 Index. The Russell Midcap Value Index has higher weightings in those 800 Russell Midcap securities with lower relative growth rates and price/book values. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations and lower growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Value Index ranged from $190 million to $10.2 billion, with a mean market capitalization of $2.8 billion and a median market capitalization of $2.1 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Midcap Value Index is not a mutual fund and you cannot invest directly in the index.

MID-CAP BLEND INDEX FUND

The benchmark for the MID-CAP BLEND INDEX FUND is the Russell Midcap Index. The Russell Midcap Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2002, the market capitalization of companies in the

|40|
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Russell Midcap Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Midcap Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP GROWTH INDEX FUND

The benchmark for the SMALL-CAP GROWTH INDEX FUND is the Russell 2000 Growth Index. The Russell 2000 Growth Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Growth Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $410 million and a median market capitalization of $320 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 2000 Growth Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP VALUE INDEX FUND

The benchmark for the SMALL-CAP VALUE INDEX FUND is the Russell 2000 Value Index. The Russell 2000 Value Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Value Index ranged from $10 million to $2 billion, with a mean market capitalization of $400 million and a median market capitalization of $300 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 2000 Value Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP BLEND INDEX FUND

The benchmark for the SMALL-CAP BLEND INDEX FUND is the Russell 2000 Index. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $400 million and a median market capitalization of $310 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.

INTERNATIONAL EQUITY INDEX FUND

The benchmark for the INTERNATIONAL EQUITY INDEX FUND is the MSCI EAFE Index. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America--in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based

                                                                            |41|
on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.

SPECIALTY EQUITY FUND

SOCIAL CHOICE EQUITY FUND

The benchmark for the SOCIAL CHOICE EQUITY FUND is the Russell 3000 Index. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with a mean market capitalization of $3.4 billion and a median market capitalization of $550 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

THE REAL ESTATE SECURITIES FUND

REAL ESTATE SECURITIES FUND

The benchmark for the REAL ESTATE SECURITIES FUND is the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's benchmark.

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THE FIXED-INCOME FUNDS

BOND FUND

The benchmark for the BOND FUND is the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

INFLATION-LINKED BOND FUND

The benchmark for the INFLATION-LINKED BOND FUND is the Salomon Smith Barney Inflation-Linked Bond Index. The Salomon Smith Barney Inflation-Linked Bond Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index ("CPI"). To be selected for inclusion in the Salomon Smith Barney Inflation-Linked Bond Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion for both entry and exit.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund's investment objective and restrictions.

ADDITIONAL INVESTMENT STRATEGIES FOR THE REAL ESTATE SECURITIES FUND

The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled "Additional Investment Strategies for the Equity Funds" as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled "Additional Investment Strategies for the Fixed-Income Funds."

                                                                            |43|
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ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED-INCOME FUNDS

The Fixed Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with the each Fund's investment objective and restrictions.

ADDITIONAL INFORMATION AND INVESTMENT STRATEGIES FOR THE MONEY MARKET FUND

MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. WE CAN'T ASSURE YOU THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND.

The Fund will invest primarily in:

   (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

   (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

   (3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

   (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

   (5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

   (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

|44|

   (7) Asset-backed securities issued by domestic corporations or trusts;

   (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

   (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities," that is, rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

SHARE CLASSES

TIAA-CREF Institutional Mutual Funds offer three share classes for investors, and a Fund may not offer all classes of shares. The Funds' share classes have different fees and expenses, and, as a result, each Fund's share classes will have different share prices and different investment performance. Your money will be invested the same way no matter which class of shares you buy. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact TIAA-CREF Institutional Mutual Funds (telephone: 800-478-2966; address: P.O. Box 4674, New York, New York 10164) if you have questions or wish assistance.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER

Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2002, Advisors and Investment Management together had $121 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

                                                                            |45|
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Under the terms of an Investment Management Agreement between TIAA-CREF
Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual fees with respect to each Fund are as follows:

                                                               ANNUAL FEE (AS A
                                                       PERCENTAGE OF THE AVERAGE
FUND                                               DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
Growth Equity Fund                                                         0.08%
Growth & Income Fund                                                       0.08%
International Equity Fund                                                  0.09%
Large-Cap Value Fund                                                       0.08%
Mid-Cap Growth Fund                                                        0.08%
Mid-Cap Value Fund                                                         0.08%
Small-Cap Equity Fund                                                      0.08%
Large-Cap Growth Index Fund                                                0.04%
Large-Cap Value Index Fund                                                 0.04%
Equity Index Fund                                                          0.04%
S&P 500 Index Fund                                                         0.04%
Mid-Cap Growth Index Fund                                                  0.04%
Mid-Cap Value Index Fund                                                   0.04%
Mid-Cap Blend Index Fund                                                   0.04%
Small-Cap Growth Index Fund                                                0.04%
Small-Cap Value Index Fund                                                 0.04%
Small-Cap Blend Index Fund                                                 0.04%
International Equity Index Fund                                            0.04%
Social Choice Equity Fund                                                  0.04%
Real Estate Securities Fund                                                0.09%
Bond Fund                                                                  0.08%
Inflation-Linked Bond Fund                                                 0.09%
Money Market Fund                                                          0.04%
.................................................................................

Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.

OTHER SERVICES

TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Funds' compensation to Advisors for these services is reflected as an administrative

|46|
expense of the Funds. Services that are provided to a particular class of shares are borne only by that class. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

CALCULATING SHARE PRICE

We determine the net asset value ("NAV") per share, or share price, of each class of a Fund on each day the New York Stock Exchange is open for business. The NAVs for each Fund are calculated as of the time when regular trading closes on all U.S. national exchanges (generally, 4:00 p.m. Eastern Time) where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the NYSE is closed. This remains the case for Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute a Fund's NAVs by dividing the value of the Fund's assets, less its liabilities (including the liabilities attributable to a particular class), by the number of outstanding shares of the particular class of shares of that Fund.

For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated.

To calculate the Money Market Fund's NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. Dividends and distributions may vary among various classes of a Fund based on the applicable class expenses. The following table shows how often we plan to pay dividends on each Fund:

                                                                            |47|

FUND                                                               DIVIDEND PAID
--------------------------------------------------------------------------------
Growth Equity Fund                                                      Annually
Growth & Income Fund                                                   Quarterly
International Equity Fund                                               Annually
Large-Cap Value Fund                                                    Annually
Mid-Cap Growth Fund                                                     Annually
Mid-Cap Value Fund                                                      Annually
Small-Cap Equity Fund                                                   Annually
Large-Cap Growth Index Fund                                             Annually
Large-Cap Value Index Fund                                              Annually
Equity Index Fund                                                       Annually
S&P 500 Index Fund                                                      Annually
Mid-Cap Growth Index Fund                                               Annually
Mid-Cap Value Index Fund                                                Annually
Mid-Cap Blend Index Fund                                                Annually
Small-Cap Growth Index Fund                                             Annually
Small-Cap Value Index Fund                                              Annually
Small-Cap Blend Index Fund                                              Annually
International Equity Index Fund                                         Annually
Social Choice Equity Fund                                               Annually
Real Estate Securities Fund                                            Quarterly
Bond Fund                                                                Monthly
Inflation-Linked Bond Fund                                             Quarterly
Money Market Fund                                                        Monthly
.................................................................................

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

Holders of Institutional Class shares can elect from among the following distribution options:

   1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

   2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

   3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

|48|

   4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

   5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of "Buying a dividend" below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DIVIDENDS AND DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service ("IRS") a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 20 percent to individual investors (or at 10 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

TAXES ON TRANSACTIONS. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

                                                                            |49|

BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 30 percent of all the taxable distributions and redemption proceeds paid from your account during 2003. This amount decreases to 29% for amounts paid during 2004 and 2005. We are also required to begin backup withholding if instructed by the IRS to do so.

"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. However, the portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

SPECIAL CONSIDERATIONS FOR INFLATION-LINKED BOND FUND SHAREHOLDERS. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

CLIENTS OF TIAA-CREF TRUST COMPANY, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

|50|

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING INSTITUTIONAL CLASS SHARES

HOW TO PURCHASE SHARES

ELIGIBLE INVESTORS

Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

PURCHASE OF FUND SHARES

There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

We consider all requests for purchases to be received when they are received in "good order" (see page 54).

There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS

Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to

   State Street Bank and Trust Company
   ABA Number 011000028
   DDA Number 9905-454-6.

Specify on the wire:

   (1) TIAA-CREF Institutional Mutual Funds;

   (2) account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

   (3) whether the investment is for a new or existing account (provide Fund account number if existing); and

   (4) the Fund or Funds in which you want to invest, and amount to be invested in each.

                                                                            |51|

INVESTING THROUGH THE TRUST COMPANY

Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES

o Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

o If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

IN-KIND PURCHASES OF SHARES

Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS

Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

|52|

We accept redemption orders through a telephone request made by calling 800 897-9069.

Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page 54). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY

If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES

Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's other shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a pro-rata portion of the Fund's entire portfolio.

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS

Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

                                                                            |53|

MAKING EXCHANGES THROUGH THE TRUST COMPANY

If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

GOOD ORDER. Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, BFDS. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. The share price we use for transactions will be the NAV per share next calculated after BFDS receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

TAXPAYER IDENTIFICATION NUMBER. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

SIGNATURE GUARANTEE. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TRANSFERRING SHARES. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

|54|

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

DURATION: The approximate percentage change in the price of a fixed-income security in response to a change in prevailing interest rates. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, Duration is the weighted average of each security's Duration.

EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

INVESTMENT GRADE: A security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that the investment adviser determines are of comparable quality.

FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The Financial Highlights table is intended to help you understand the financial performance for the Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds since they began operations on June 14, 1999 through the period ended September 30, 2002. No financial highlights are presented for the other Funds as they were

                                                                            |55|
not available during the time periods shown below. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information through the period ended September 30, 2002 has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.

|56|

                     [ This page intentionally left blank.]



                                                                            |57|

                                                                      INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------

                                                      YEAR                YEAR             YEAR        JUNE 14, 1999
                                                     ENDED               ENDED            ENDED        (COMMENCEMENT
                                                 SEPT. 30,           SEPT. 30,        SEPT. 30,    OF OPERATIONS) TO
                                                      2002                2001             2000    SEPT. 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period               $  8.08             $ 12.55          $ 10.66              $ 10.00
.........................................................................................................................
Gain (loss) from investment operations:
  Net investment income                               0.15(b)             0.10             0.07                 0.04
  Net realized and unrealized
    gain (loss) on total investments                 (1.29)              (4.06)            1.94                 0.62
.........................................................................................................................
  Total gain (loss) from
    investment operations                            (1.14)              (3.96)            2.01                 0.66
.........................................................................................................................
Less distributions from:
  Net investment income                              (0.08)              (0.04)           (0.05)                  --
  Net realized gains                                    --               (0.47)           (0.07)                  --
.........................................................................................................................
    Total distributions                              (0.08)              (0.51)           (0.12)                  --
.........................................................................................................................
Net asset value, end of period                     $  6.86             $  8.08          $ 12.55              $ 10.66
.........................................................................................................................
TOTAL RETURN                                      (14.28)%            (32.63)%           18.58%                6.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $205,899            $120,436          $83,841              $27,472
Ratio of expenses to average net assets
  before expense waiver and reimbursement            0.44%               0.52%            0.70%                0.39%
Ratio of expenses to average net assets
  after expense waiver and reimbursement             0.29%               0.29%            0.29%                0.09%
Ratio of net investment income to
  average net assets                                 1.80%               1.51%            0.94%                0.45%
Portfolio turnover rate                             77.63%              77.83%          105.37%               21.35%
.........................................................................................................................

(a) The percentages shown for this period are not annualized.

(b) Based on average shares outstanding.

|58|

                         GROWTH EQUITY FUND                                            GROWTH & INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------

     YEAR            YEAR           YEAR       JUNE 14, 1999               YEAR            YEAR          YEAR       JUNE 14, 1999
    ENDED           ENDED          ENDED       (COMMENCEMENT              ENDED           ENDED         ENDED       (COMMENCEMENT
SEPT. 30,       SEPT. 30,      SEPT. 30,   OF OPERATIONS) TO          SEPT. 30,       SEPT. 30,     SEPT. 30,   OF OPERATIONS) TO
     2002            2001           2000   SEPT. 30, 1999(a)               2002            2001          2000   SEPT. 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
  $  6.40         $ 12.55        $ 10.14             $ 10.00            $  7.91         $ 11.24        $ 9.76             $ 10.00
....................................................................................................................................

     0.04(b)         0.02           0.03                0.02               0.09(b)         0.09          0.10                0.04

    (1.60)          (5.90)          2.40                0.12              (1.78)          (3.15)         1.49               (0.25)
....................................................................................................................................

    (1.56)          (5.88)          2.43                0.14              (1.69)          (3.06)         1.59               (0.21)
....................................................................................................................................

    (0.02)          (0.02)         (0.02)                 --              (0.08)          (0.09)        (0.10)              (0.03)
       --           (0.25)            --                  --                 --           (0.18)        (0.01)                 --
....................................................................................................................................
    (0.02)          (0.27)         (0.02)                 --              (0.08)          (0.27)        (0.11)              (0.03)
....................................................................................................................................
   $ 4.82          $ 6.40        $ 12.55             $ 10.14             $ 6.14          $ 7.91       $ 11.24              $ 9.76
....................................................................................................................................
 (24.44)%        (47.57)%         24.01%               1.40%           (21.51)%        (27.66)%        16.18%             (2.05)%

 $487,620        $149,981       $130,529             $30,535           $376,529        $169,880       $65,334             $25,174

    0.32%           0.41%          0.56%               0.35%              0.29%           0.44%         0.78%               0.38%

    0.22%           0.22%          0.22%               0.07%              0.22%           0.22%         0.22%               0.07%

    0.66%           0.38%          0.30%               0.20%              1.18%           1.10%         1.02%               0.36%
   61.08%          34.44%         56.67%              21.08%            127.75%          49.56%        37.95%              10.95%
....................................................................................................................................

                                                                            |59|

                                                                           EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR                YEAR             YEAR         JUNE 14, 1999
                                                     ENDED               ENDED            ENDED         (COMMENCEMENT
                                                 SEPT. 30,           SEPT. 30,        SEPT. 30,     OF OPERATIONS) TO
                                                      2002                2001             2000     SEPT. 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

Net asset value, beginning of period                $ 8.06             $ 11.37           $ 9.76              $ 10.00
....................................................................................................................................
Gain (loss) from investment operations:
  Net investment income                               0.11(b)             0.09             0.10                 0.04
  Net realized and unrealized gain (loss)
    on total investments                             (1.63)              (3.20)            1.61                (0.28)
....................................................................................................................................
      Total gain (loss) from
        investment operations                        (1.52)              (3.11)            1.71                (0.24)
....................................................................................................................................
Less distributions from:
  Net investment income                              (0.06)              (0.10)           (0.07)                  --
  Net realized gains                                    --               (0.10)           (0.03)                  --
....................................................................................................................................
Total distributions                                  (0.06)              (0.20)           (0.10)                  --
....................................................................................................................................
Net asset value, end of period                      $ 6.48              $ 8.06          $ 11.37               $ 9.76
....................................................................................................................................
TOTAL RETURN                                      (19.04)%            (27.71)%           17.49%              (2.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $419,771            $101,247          $51,669              $25,064
Ratio of expenses to average net assets
  before expense waiver and reimbursement            0.27%               0.51%            0.71%                0.36%
Ratio of expenses to average net assets
  after expense waiver and reimbursement             0.17%               0.17%            0.17%                0.05%
Ratio of net investment income to
  average net assets                                 1.41%               1.19%            1.04%                0.39%
Portfolio turnover rate                             13.77%               7.19%           11.58%                9.51%
....................................................................................................................................

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

|60|

              SOCIAL CHOICE EQUITY FUND                                                       BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

    YEAR           YEAR           YEAR       JUNE 14, 1999                YEAR             YEAR           YEAR        JUNE 14, 1999
   ENDED          ENDED          ENDED       (COMMENCEMENT               ENDED            ENDED          ENDED        (COMMENCEMENT
SEPT. 30,     SEPT. 30,      SEPT. 30,   OF OPERATIONS) TO           SEPT. 30,        SEPT. 30,      SEPT. 30,    OF OPERATIONS) TO
    2002           2001           2000   SEPT. 30, 1999(a)                2002             2001           2000    SEPT. 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------------------------

  $ 8.03        $ 11.16         $ 9.86             $ 10.00             $ 10.58          $ 10.04         $ 9.97             $ 10.00
....................................................................................................................................

    0.11(b)        0.10           0.11                0.04                0.52(b)          0.61           0.61                0.17

   (1.64)         (2.94)          1.25               (0.18)               0.33             0.67           0.07               (0.03)
....................................................................................................................................

   (1.53)         (2.84)          1.36               (0.14)               0.85             1.28           0.68                0.14
....................................................................................................................................

   (0.09)         (0.11)         (0.06)                 --               (0.52)           (0.61)         (0.61)              (0.17)
      --          (0.18)            --                  --               (0.19)           (0.13)            --                  --
....................................................................................................................................
   (0.09)         (0.29)         (0.06)                 --               (0.71)           (0.74)         (0.61)              (0.17)
....................................................................................................................................
  $ 6.41         $ 8.03        $ 11.16              $ 9.86             $ 10.72          $ 10.58        $ 10.04              $ 9.97
....................................................................................................................................
(19.34)%       (25.99)%         13.84%             (1.40)%               8.52%           13.21%          7.07%               1.42%


 $36,180        $26,460        $29,307             $24,731          $1,170,560         $304,541       $151,697             $30,354

   0.81%          0.97%          0.90%               0.37%               0.24%            0.30%          0.48%               0.35%

   0.18%          0.18%          0.18%               0.05%               0.19%            0.19%          0.19%               0.06%

   1.34%          1.12%          1.00%               0.37%               5.16%            5.99%          6.59%               1.77%
  21.71%          4.96%         16.22%               0.06%             181.00%          266.50%        301.93%             173.31%
....................................................................................................................................

                                                                            |61|

                                                                             MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------

                                                      YEAR                YEAR            YEAR          JUNE 14, 1999
                                                     ENDED               ENDED            ENDED         (COMMENCEMENT
                                                  SEPT.30,           SEPT. 30,        SEPT. 30,     OF OPERATIONS) TO
                                                      2002                2001             2000     SEPT. 30, 1999(a)
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                $ 1.00              $ 1.00           $ 1.00               $ 1.00
............................................................................................................................
Gain (loss) from investment operations:
  Net investment income                               0.02                0.05             0.06                 0.02
  Net realized and unrealized
    gain (loss) on total investments                    --                  --               --                   --
............................................................................................................................
      Total gain (loss) from
        investment operations                         0.02                0.05             0.06                 0.02
............................................................................................................................
Less distributions from:
  Net investment income                              (0.02)              (0.05)           (0.06)               (0.02)
  Net realized gains                                    --                  --               --                   --
............................................................................................................................
    Total distributions                              (0.02)              (0.05)           (0.06)               (0.02)
............................................................................................................................
Net asset value, end of period                      $ 1.00              $ 1.00           $ 1.00               $ 1.00
............................................................................................................................
TOTAL RETURN                                         1.89%               5.16%            6.19%                1.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $188,394            $ 35,037          $25,293              $25,378
Ratio of expenses to average net assets
  before expense waiver and  reimbursement           0.28%               0.94%            0.91%                0.36%
Ratio of expenses to average net assets
  after expense waiver and reimbursement             0.16%               0.16%            0.16%                0.05%
Ratio of net investment income to
  average net assets                                 1.71%               4.91%            6.00%                1.52%
Portfolio turnover rate                                n/a                 n/a              n/a                  n/a
............................................................................................................................

(a) The percentages shown for this period are not annualized.

(b) Based on average shares outstanding.

|62|

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

                    INSTITUTIONAL CLASS
BY TELEPHONE:       Call 800 478-2966
IN WRITING:         TIAA-CREF Institutional
                    Mutual Funds
                    P.O. Box 4674
                    New York, NY 10164

OVER THE
INTERNET:           www.tiaa-cref.org/mfs

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

                    INSTITUTIONAL CLASS
BY TELEPHONE:       Call 800 478-2966
IN WRITING:         TIAA-CREF Institutional
                    Mutual Funds
                    P.O. Box 4674
                    New York, NY 10164

                                                                        811-9301
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